BLACKROCK SERIES FUND, INC.

BlackRock Capital Appreciation Portfolio

(the “Fund”)

Supplement dated February 12, 2020 to the Statement of Additional Information (“SAI”) of the Fund, dated May 1, 2019

Effective February 1, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information” is revised as follows:

The sub-section entitled “Other Portfolios and Accounts Managed — Capital Appreciation Portfolio” is deleted in its entirety and replaced with the following:

Capital Appreciation Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp	18 $15.28 Billion	2 $1.47 Billion	1 $615.3 Million	0 $0	0 $0	0 $0
Phil Ruvinsky*	12 $21.55 Billion	3 $2.01 Billion	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of December 31, 2019.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Mr. Ruvinsky with respect to Capital Appreciation Portfolio is as of January 31, 2020.

The sub-section entitled “Discretionary Incentive Compensation” with respect to Messrs. Cooke, Kemp, Mathieson and Savi is deleted in its entirety and replaced with the following:

Messrs. Cooke, Kemp, Ruvinsky, Mathieson and Savi

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are:

Portfolio Manager	Portfolios Managed	Applicable Benchmarks
Lawrence Kemp Phil Ruvinsky	Capital Appreciation Portfolio	Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell MidCap Growth Index; S&P 500 Index
Raffaele Savi Travis Cooke, CFA Richard Mathieson	Advantage Large Cap Core Portfolio Balanced Capital Portfolio	No benchmarks

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The sub-section entitled “Portfolio Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Portfolios beneficially owned by each portfolio manager as of the fiscal year ended December 31, 2018.

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned
Dan Chamby, CFA	Global Allocation Portfolio	None
David Clayton, CFA, JD	Global Allocation Portfolio	None
Travis Cooke, CFA	Advantage Large Cap Core Portfolio Balanced Capital Portfolio	None None
Philip Green	Balanced Capital Portfolio	None
Lawrence Kemp	Capital Appreciation Portfolio	None
Russ Koesterich, CFA, JD	Global Allocation Portfolio	None
Richard Mathieson	Advantage Large Cap Core Portfolio Balanced Capital Portfolio	None None
Bob Miller	Balanced Capital Portfolio	None
Rick Rieder*	Balanced Capital Portfolio Global Allocation Portfolio	None None
David Rogal	Balanced Capital Portfolio	None
Phil Ruvinsky**	Capital Appreciation Portfolio	None
Raffaele Savi	Advantage Large Cap Core Portfolio Balanced Capital Portfolio	None None

*	Information provided for Mr. Rieder for Global Allocation Portfolio is as of February 28, 2019.
**	Information provided for Mr. Ruvinsky for Capital Appreciation Portfolio is as of December 31, 2019.

Shareholders should retain this Supplement for future reference.

SAI-19057-0220SUP

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